Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 24, 2023
FREMONT, Calif., January 24, 2024 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 24, 2023 (the “December 2023 quarter”).
Highlights for the December 2023 quarter were as follows:
•Revenue of $3.76 billion.
•U.S. GAAP gross margin of 46.8%, U.S. GAAP operating income as a percentage of revenue of 28.1%, and U.S. GAAP diluted EPS of $7.22.
•Non-GAAP gross margin of 47.6%, non-GAAP operating income as a percentage of revenue of 30.0%, and non-GAAP diluted EPS of $7.52.
Key Financial Data for the Quarters Ended
December 24, 2023 and September 24, 2023
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2023	September 2023	Change Q/Q
Revenue	$3,758,259	$3,482,062	+ 7.9%
Gross margin as percentage of revenue	46.8%	47.5%	- 70 bps
Operating income as percentage of revenue	28.1%	29.4%	- 130 bps
Diluted EPS	$7.22	$6.66	+ 8.4%

Non-GAAP
	December 2023	September 2023	Change Q/Q
Revenue	$3,758,259	$3,482,062	+ 7.9%
Gross margin as percentage of revenue	47.6%	47.9%	- 30 bps
Operating income as percentage of revenue	30.0%	30.1%	- 10 bps
Diluted EPS	$7.52	$6.85	+ 9.8%

U.S. GAAP Financial Results
For the December 2023 quarter, revenue was $3,758 million, gross margin was $1,757 million, or 46.8% of revenue, operating expenses were $700 million, operating income was 28.1% of revenue, and net income was $954 million, or $7.22 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,482 million, gross margin of $1,655 million, or 47.5% of revenue, operating expenses of $632 million, operating income of 29.4% of revenue, and net income of $887 million, or $6.66 per diluted share, for the quarter ended September 24, 2023 (the “September 2023 quarter”).
Non-GAAP Financial Results
For the December 2023 quarter, non-GAAP gross margin was $1,790 million, or 47.6% of revenue, non-GAAP operating expenses were $662 million, non-GAAP operating income was 30.0% of revenue, and non-GAAP net income was $994 million, or $7.52 per diluted share. This compares to non-GAAP gross margin of $1,669 million, or 47.9% of revenue, non-GAAP operating expenses of $622 million, non-GAAP operating income of 30.1% of revenue, and non-GAAP net income of $912 million, or $6.85 per diluted share, for the September 2023 quarter.

“Lam delivered solid results to close out 2023,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “With our investments in extending product differentiation and building a flexible and efficient global infrastructure, we are in a strong position to benefit as innovations such as AI power robust semiconductor industry growth in the years to come.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances increased to $5.6 billion at the end of the December 2023 quarter compared to $5.2 billion at the end of the September 2023 quarter. The increase was primarily the result of $1,454 million of cash generated from operating activities, partially offset by $645 million of share repurchases, including net share settlement of employee stock-based compensation; and $264 million of dividends paid to stockholders.
Deferred revenue at the end of the December 2023 quarter increased to $1,928 million compared to $1,690 million as of the end of the September 2023 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $157 million as of December 24, 2023 and $261 million as of September 24, 2023.
Revenue
The geographic distribution of revenue during the December 2023 quarter is shown in the following table:

Region	Revenue
China	40%
Korea	19%
Japan	14%
Taiwan	13%
United States	5%
Europe	5%
Southeast Asia	4%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	December 24, 2023	September 24, 2023	December 25, 2022
	(In thousands)
Systems revenue	$2,299,286	$2,056,655	$3,547,518
Customer support-related revenue and other	1,458,973	1,425,407	1,730,051
	$3,758,259	$3,482,062	$5,277,569

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended March 31, 2024, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$3.7 Billion	+/-	$300 Million	—		$3.7 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	47.2%	+/-	1%	$28	Million	48.0%	+/-	1%
Operating income as a percentage of revenue	28.1%	+/-	1%	$51	Million	29.5%	+/-	1%
Net income per diluted share	$6.90	+/-	$0.75	$46	Million	$7.25	+/-	$0.75
Diluted share count	132 million			—		132 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - restructuring charges, $13 million; transformational costs, $12 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $28 million.

•Operating income as a percentage of revenue - restructuring charges, $28 million; transformational costs, $20 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $51 million.

•Net income per diluted share - restructuring charges, $28 million; transformational costs, $20 million; amortization related to intangible assets acquired though business combinations, $3 million; amortization of debt discounts, $1 million; and associated tax benefit for non-GAAP items ($6 million); totaling $46 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2023 and September 2023 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, net restructuring charges, transformational costs, and the net income tax effect of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; the results we seek to accomplish through our investments; the strength of our market position and the benefits to be realized from our positioning; the role of innovations such as AI; and semiconductor industry growth. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and are expected to continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 25, 2023 and our quarterly report on Form 10-Q for the fiscal quarter ended September 24, 2023. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 24, 2023	September 24, 2023	December 25, 2022	December 24, 2023	December 25, 2022
Revenue	$3,758,259	$3,482,062	$5,277,569	$7,240,321	$10,351,690
Cost of goods sold	1,985,847	1,819,420	2,901,220	3,805,267	5,638,506
Restructuring charges, net - cost of goods sold	14,957	7,940	—	22,897	—
Total cost of goods sold	2,000,804	1,827,360	2,901,220	3,828,164	5,638,506
Gross margin	1,757,455	1,654,702	2,376,349	3,412,157	4,713,184
Gross margin as a percent of revenue	46.8%	47.5%	45.0%	47.1%	45.5%
Research and development	469,712	422,629	462,385	892,341	895,760
Selling, general and administrative	228,843	207,023	233,802	435,866	439,422
Restructuring charges, net - operating expenses	1,688	2,021	—	3,709	—
Total operating expenses	700,243	631,673	696,187	1,331,916	1,335,182
Operating income	1,057,212	1,023,029	1,680,162	2,080,241	3,378,002
Operating income as a percent of revenue	28.1%	29.4%	31.8%	28.7%	32.6%
Other income (expense), net	29,839	2,601	(28,234)	32,440	(71,329)
Income before income taxes	1,087,051	1,025,630	1,651,928	2,112,681	3,306,673
Income tax expense	(132,785)	(138,232)	(183,421)	(271,017)	(412,287)
Net income	$954,266	$887,398	$1,468,507	$1,841,664	$2,894,386
Net income per share:
Basic	$7.25	$6.69	$10.80	$13.94	$21.21
Diluted	$7.22	$6.66	$10.77	$13.88	$21.16
Number of shares used in per share calculations:
Basic	131,629	132,584	136,018	132,107	136,455
Diluted	132,220	133,166	136,339	132,693	136,774
Cash dividend declared per common share	$2.00	$2.00	$1.725	$4.00	$3.450

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 24, 2023	September 24, 2023	June 25, 2023
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,623,289	$5,126,150	$5,337,056
Investments	14,720	30,557	37,641
Accounts receivable, net	2,707,458	2,810,953	2,823,376
Inventories	4,429,906	4,747,781	4,816,190
Prepaid expenses and other current assets	279,239	278,121	214,149
Total current assets	13,054,612	12,993,562	13,228,412
Property and equipment, net	2,147,482	2,110,511	1,856,672
Goodwill and intangible assets	1,777,593	1,784,000	1,790,943
Other assets	1,804,165	1,650,384	1,905,616
Total assets	$18,783,852	$18,538,457	$18,781,643
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$3,779	$3,861	$8,358
Other current liabilities	4,268,604	4,243,316	4,176,560
Total current liabilities	4,272,383	4,247,177	4,184,918
Long-term debt and finance lease obligations	4,980,005	4,980,460	5,003,183
Income taxes payable	797,556	780,511	882,084
Other long-term liabilities	511,430	482,979	501,286
Total liabilities	10,561,374	10,491,127	10,571,471
Stockholders’ equity (2)	8,222,478	8,047,330	8,210,172
Total liabilities and stockholders’ equity	$18,783,852	$18,538,457	$18,781,643

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 131,278 as of December 24, 2023, 132,072 as of September 24, 2023, and 133,297 as of June 25, 2023.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 24, 2023	September 24, 2023	December 25, 2022	December 24, 2023	December 25, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$954,266	$887,398	$1,468,507	$1,841,664	$2,894,386
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	90,941	90,479	85,414	181,420	161,165
Deferred income taxes	(88,747)	(24,238)	(6,680)	(112,985)	(140,296)
Equity-based compensation expense	69,901	67,211	73,084	137,112	144,194
Other, net	4,182	(150)	12,729	4,032	9,978
Changes in operating assets and liabilities	423,297	(69,537)	(492,867)	353,760	(739,652)
Net cash provided by operating activities	1,453,840	951,163	1,140,187	2,405,003	2,329,775
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(115,276)	(76,992)	(163,378)	(192,268)	(303,441)
Business acquisitions, net of cash acquired	—	—	(119,955)	—	(119,955)
Net maturities and sales of available-for-sale securities	15,841	7,275	17,743	23,116	32,438
Other, net	(2,523)	(4,966)	(1,657)	(7,489)	(4,092)
Net cash used for investing activities	(101,958)	(74,683)	(267,247)	(176,641)	(395,050)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(986)	(253,109)	(17,082)	(254,095)	(18,936)
Treasury stock purchases	(645,458)	(843,238)	(456,276)	(1,488,696)	(566,055)
Dividends paid	(264,414)	(230,332)	(235,980)	(494,746)	(441,595)
Reissuance of treasury stock related to employee stock purchase plan	53,081	—	44,996	53,081	44,996
Proceeds from issuance of common stock	1,704	2,818	877	4,522	7,673
Other, net	(3,821)	(2,151)	1,253	(5,972)	764
Net cash used for financing activities	(859,894)	(1,326,012)	(662,212)	(2,185,906)	(973,153)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	6,725	(11,031)	17,878	(4,306)	953
Net change in cash, cash equivalents, and restricted cash	498,713	(460,563)	228,606	38,150	962,525
Cash, cash equivalents, and restricted cash at beginning of period (1)	5,126,809	5,587,372	4,507,454	5,587,372	3,773,535
Cash, cash equivalents, and restricted cash at end of period (1)	$5,625,522	$5,126,809	$4,736,060	$5,625,522	$4,736,060

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 24, 2023	September 24, 2023
Revenue	$3,758,259	$3,482,062
Gross margin	$1,790,388	$1,669,469
Gross margin as percentage of revenue	47.6%	47.9%
Operating expenses	$662,259	$622,219
Operating income	$1,128,129	$1,047,250
Operating income as a percentage of revenue	30.0%	30.1%
Net income	$994,285	$912,439
Net income per diluted share	$7.52	$6.85
Shares used in per share calculation - diluted	132,220	133,166
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 24, 2023	September 24, 2023
U.S. GAAP net income	$954,266	$887,398
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,631	3,149
Elective deferred compensation ("EDC") related liability valuation increase (decrease) - cost of goods sold	6,492	(591)
Restructuring charges, net - cost of goods sold	14,957	7,940
Transformational costs - cost of goods sold	8,853	4,269
EDC related liability valuation increase (decrease) - research and development	11,685	(1,064)
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	770	1,186
EDC related liability valuation increase (decrease) - selling, general and administrative	7,790	(709)
Transformational costs - selling, general and administrative	16,051	8,020
Restructuring charges, net - operating expenses	1,688	2,021
Amortization of note discounts - other income (expense), net	746	1,017
(Gain) Loss on EDC related asset - other income (expense), net	(25,530)	2,901
Net income tax benefit on non-GAAP items	(6,114)	(3,098)
Non-GAAP net income	$994,285	$912,439
Non-GAAP net income per diluted share	$7.52	$6.85
U.S. GAAP net income per diluted share	$7.22	$6.66
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	132,220	133,166

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 24, 2023	September 24, 2023
U.S. GAAP gross margin	$1,757,455	$1,654,702
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,631	3,149
EDC related liability valuation increase (decrease)	6,492	(591)
Restructuring charges, net	14,957	7,940
Transformational costs	8,853	4,269
Non-GAAP gross margin	$1,790,388	$1,669,469
U.S. GAAP gross margin as a percentage of revenue	46.8%	47.5%
Non-GAAP gross margin as a percentage of revenue	47.6%	47.9%
U.S. GAAP operating expenses	$700,243	$631,673
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(770)	(1,186)
EDC related liability valuation (increase) decrease	(19,475)	1,773
Restructuring charges, net	(1,688)	(2,021)
Transformational costs	(16,051)	(8,020)
Non-GAAP operating expenses	$662,259	$622,219
U.S. GAAP operating income	$1,057,212	$1,023,029
Non-GAAP operating income	$1,128,129	$1,047,250
U.S. GAAP operating income as percent of revenue	28.1%	29.4%
Non-GAAP operating income as a percent of revenue	30.0%	30.1%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com